Exhibit 99.1

Protolabs Reports Financial Results for the Second Quarter of 2025
Record Quarterly Revenue of $135.1 Million, a 7.5% increase Year-Over-Year
GAAP Earnings Per Share of $0.18, Non-GAAP Earnings Per Share of $0.41
MINNEAPOLIS – July 31, 2025 – Proto Labs, Inc. ("Protolabs" or the "Company") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the second quarter ended June 30, 2025.
Second Quarter 2025 Financial Highlights:
•Revenue was a record $135.1 million, a 7.5% increase compared to revenue of $125.6 million in the second quarter of 2024.
•Revenue fulfilled through digital factories was $105.8 million, a 4.8% increase year-over-year.
•Revenue fulfilled through the Protolabs Network was $29.3 million, an 18.6% increase year-over-year.
•Net income was $4.4 million, or $0.18 per diluted share, compared to $4.5 million, or $0.18 per diluted share, in the second quarter of 2024.
•Non-GAAP net income was $10.0 million, or $0.41 per diluted share, compared to $9.5 million, or $0.38 per diluted share, in the second quarter of 2024. See “Non-GAAP Financial Measures” below.

“Protolabs generated record quarterly revenue in the second quarter, demonstrating the value we provide to customers and reinforcing our ability to execute in a dynamic and uncertain environment," commented President and Chief Executive Officer Suresh Krishna. "Our priorities remain as follows: drive growth in our key performance indicators, expand production capabilities, and reinforce our core prototyping offer. I am pleased with the progress our employees have made through the first half of the year, and I am confident we have the right foundation, team, and strategy in place to drive sustainable growth while maintaining industry-leading profitability and cash flow generation."

Dan Schumacher, Chief Financial Officer, added: "Our strong revenue in the second quarter was driven by growth through both Factory and Network fulfillment. Non-GAAP EPS increased both sequentially and year-over-year, reflecting the strength of our profitable business model. We will continue to invest in growth, drive innovation, execute for our customers, and deliver long-term value to our shareholders."

Additional Second Quarter 2025 Highlights:
•Customer contact information
◦Protolabs served 21,775 customer contacts during the quarter.
◦Revenue per customer contact increased 10.9% year-over-year to $6,203.
•EBITDA was $14.1 million. See “Non-GAAP Financial Measures” below.
•Adjusted EBITDA was $19.7 million, or 14.6% of revenue, compared to $19.3 million, or 15.4% of revenue, in the second quarter of 2024. See “Non-GAAP Financial Measures” below.
•Cash and investments balance was $123.2 million as of June 30, 2025.

Third Quarter 2025 Outlook

In the third quarter of 2025, the Company expects to generate revenue between $130.0 million and $138.0 million.

The Company expects third quarter 2025 diluted net income per share between $0.17 and $0.25, and non-GAAP diluted net income per share between $0.35 and $0.43. See "Non-GAAP Financial Measures" below.

Non-GAAP Financial Measures
The Company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics, when viewed in conjunction with the comparable GAAP metrics, are useful in evaluating the underlying business trends and ongoing operating performance of the Company.
The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, CEO transition costs and costs related to exit and disposal activities (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, CEO transition costs and costs related to exit and disposal activities (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense, in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, CEO transition costs and costs related to exit and disposal activities (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP net income and non-GAAP net income per share, in each case, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, CEO transition costs and costs related to exit and disposal activities (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP operating margin, non-GAAP revenue growth by region and by service line, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends, provide useful measures for period-to-period comparisons of the Company’s business, and in determining executive and senior management incentive compensation. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures exclude significant expenses and income that are required by GAAP to be recorded in our condensed consolidated financial statements and are subject to inherent limitations. Investors should review the reconciliations of non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release.
Conference Call
The Company has scheduled a conference call to discuss its second quarter 2025 financial results and third quarter 2025 outlook today, July 31, 2025 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/mp2aa5du/. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.
About Protolabs
Protolabs is the fastest and most comprehensive manufacturing service from prototyping to production. Our digital factories produce low-volume parts in days while Protolabs Network unlocks advanced capabilities and volume pricing through its highly vetted manufacturing partners. The result? One digital manufacturing source for product developers, engineers, and supply chain teams across the globe. See what's next at protolabs.com.

Forward-Looking Statements
Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.
Source: Proto Labs, Inc.

Investor Relations Contacts:
Protolabs
Ryan Johnsrud, 612-225-4873
Manager – Investor Relations and Corporate Development
ryan.johnsrud@protolabs.com

Gateway Group, Inc.
949-574-3860
PRLB@gateway-grp.com
Media Contact:
Protolabs
Brent Renneke, 763-479-7704
Marketing Communications Manager
brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	June 30, 2025	December 31, 2024
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$90,382	$89,071
Short-term marketable securities	12,804	14,019
Accounts receivable, net	78,011	66,504
Inventory	13,169	12,305
Income taxes receivable	1,155	2,906
Prepaid expenses and other current assets	9,985	10,049
Total current assets	205,506	194,854

Property and equipment, net	215,777	227,263
Goodwill	273,991	273,991
Other intangible assets, net	20,500	21,422
Long-term marketable securities	20,037	17,773
Operating lease assets	2,308	2,993
Finance lease assets	558	692
Other long-term assets	4,575	4,524
Total assets	$743,252	$743,512

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$15,583	$15,504
Accrued compensation	19,435	16,550
Accrued liabilities and other	25,846	19,621
Current operating lease liabilities	984	1,287
Current finance lease liabilities	316	309
Total current liabilities	62,164	53,271

Long-term operating lease liabilities	1,402	1,633
Long-term finance lease liabilities	127	287
Long-term deferred tax liabilities	9,737	13,565
Other long-term liabilities	5,115	4,605

Shareholders' equity	664,707	670,151
Total liabilities and shareholders' equity	$743,252	$743,512

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue
Injection Molding	$47,415	$49,080	$96,138	$101,743
CNC Machining	61,945	51,239	114,788	101,171
3D Printing	21,215	21,281	41,409	42,863
Sheet Metal	4,303	3,922	8,514	7,475
Other Revenue	185	109	419	269
Total Revenue	135,063	125,631	261,268	253,521

Cost of revenue	75,289	69,085	145,796	139,508
Gross profit	59,774	56,546	115,472	114,013

Operating expenses
Marketing and sales	24,731	23,291	48,480	46,451
Research and development	11,173	10,661	21,782	21,828
General and administrative	18,752	16,595	35,600	32,908
Costs related to exit and disposal activities	149	—	110	—
Total operating expenses	54,805	50,547	105,972	101,187
Income from operations	4,969	5,999	9,500	12,826
Other income, net	1,705	1,361	3,159	2,260
Income before income taxes	6,674	7,360	12,659	15,086
Provision for income taxes	2,247	2,820	4,633	5,278
Net income	$4,427	$4,540	$8,026	$9,808

Net income per share:
Basic	$0.19	$0.18	$0.33	$0.39
Diluted	$0.18	$0.18	$0.33	$0.38

Shares used to compute net income per share:
Basic	23,900,390	25,313,036	24,018,119	25,473,937
Diluted	24,101,592	25,372,972	24,291,246	25,573,344

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2025	2024
Operating activities
Net income	$8,026	$9,808
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,264	18,075
Stock-based compensation expense	8,251	8,520
Deferred taxes	(3,985)	(4,144)
Interest on finance lease obligations	11	18
Impairments related to exit and closure of facilities	448	—
Gain on disposal of property and equipment	—	(20)
Other	(82)	64
Changes in operating assets and liabilities	(970)	3,460
Net cash provided by operating activities	28,963	35,781

Investing activities
Purchases of property, equipment and other capital assets	(2,730)	(6,784)
Proceeds from sales of property, equipment and other capital assets	—	30
Purchases of marketable securities	(11,052)	—
Proceeds from call redemptions and maturities of marketable securities	10,230	10,419
Net cash (used in) provided by investing activities	(3,552)	3,665

Financing activities
Proceeds from issuance of common stock from equity plans	2,081	2,094
Purchases of shares withheld for tax obligations	(3,117)	(1,920)
Repurchases of common stock	(23,980)	(26,940)
Principal repayments of finance lease obligations	(153)	(146)
Net cash used in financing activities	(25,169)	(26,912)
Effect of exchange rate changes on cash and cash equivalents	1,069	(175)
Net increase in cash and cash equivalents	1,311	12,359
Cash and cash equivalents, beginning of period	89,071	83,790
Cash and cash equivalents, end of period	$90,382	$96,149

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income and Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, CEO transition costs and costs related to exit and disposal activities
GAAP net income	$4,427	$4,540	$8,026	$9,808
Add back:
Stock-based compensation expense	4,259	4,244	8,251	8,520
Amortization expense	927	921	1,835	1,908
Unrealized (gain) loss on foreign currency	(179)	(88)	(314)	149
CEO transition costs	1,362	—	1,362	—
Costs related to exit and disposal activities	149	—	110	—
Total adjustments [1]	6,518	5,077	11,244	10,577
Income tax benefits on adjustments [2]	(958)	(85)	(1,200)	(439)
Non-GAAP net income	$9,987	$9,532	$18,070	$19,946

Non-GAAP net income per share:
Basic	$0.42	$0.38	$0.75	$0.78
Diluted	$0.41	$0.38	$0.74	$0.78

Shares used to compute non-GAAP net income per share:
Basic	23,900,390	25,313,036	24,018,119	25,473,937
Diluted	24,101,592	25,372,972	24,291,246	25,573,344

1Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, CEO transition costs and costs related to exit and disposal activities were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

Cost of revenue	$767	$810	$1,569	$1,611

Marketing and sales	808	819	1,586	1,652
Research and development	735	667	1,360	1,359
General and administrative	4,238	2,869	6,933	5,806
Costs related to exit and disposal activities	149	—	110	—
Total operating expenses	5,930	4,355	9,989	8,817

Other income, net	(179)	(88)	(314)	149
Total adjustments	$6,518	$5,077	$11,244	$10,577

2For the three and six months ended June 30, 2025 and 2024, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the respective period.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$135,063	$125,631	$261,268	$253,521
Gross profit	59,774	56,546	115,472	114,013
GAAP gross margin	44.3%	45.0%	44.2%	45.0%
Add back:
Stock-based compensation expense	424	468	884	927
Amortization expense	343	342	685	684
Total adjustments	767	810	1,569	1,611
Non-GAAP gross profit	$60,541	$57,356	$117,041	$115,624
Non-GAAP gross margin	44.8%	45.7%	44.8%	45.6%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$135,063	$125,631	$261,268	$253,521
Income from operations	4,969	5,999	9,500	12,826
GAAP operating margin	3.7%	4.8%	3.6%	5.1%
Add back:
Stock-based compensation expense	4,259	4,244	8,251	8,520
Amortization expense	927	921	1,835	1,908
CEO transition costs	1,362	—	1,362	—
Costs related to exit and disposal activities	149	—	110	—
Total adjustments	6,697	5,165	11,558	10,428
Non-GAAP income from operations	$11,666	$11,164	$21,058	$23,254
Non-GAAP operating margin	8.6%	8.9%	8.1%	9.2%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$135,063	$125,631	$261,268	$253,521
GAAP net income	4,427	4,540	8,026	9,808
GAAP net income margin	3.3%	3.6%	3.1%	3.9%
Add back:
Amortization expense	$927	$921	$1,835	$1,908
Depreciation expense	7,643	8,051	15,429	16,167
Interest income, net	(1,143)	(1,149)	(2,251)	(2,261)
Provision for income taxes	2,247	2,820	4,633	5,278
EBITDA	14,101	15,183	27,672	30,900
EBITDA Margin	10.4%	12.1%	10.6%	12.2%
Add back:
Stock-based compensation expense	4,259	4,244	8,251	8,520
Unrealized (gain) loss on foreign currency	(179)	(88)	(314)	149
CEO transition costs	1,362	—	1,362	—
Costs related to exit and disposal activities	149	—	110	—
Total adjustments	5,591	4,156	9,409	8,669
Adjusted EBITDA	$19,692	$19,339	$37,081	$39,569
Adjusted EBITDA Margin	14.6%	15.4%	14.2%	15.6%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2025			Three Months Ended June 30, 2024	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$110,712	$—	$110,712	$98,541	12.4%	12.4%
Europe	24,351	(1,292)	23,059	27,090	(10.1)	(14.9)
Total revenue	$135,063	$(1,292)	$133,771	$125,631	7.5%	6.5%

	Six Months Ended June 30, 2025			Six Months Ended June 30, 2024	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$210,979	$—	$210,979	$200,022	5.5%	5.5%
Europe	50,289	(829)	49,460	53,499	(6.0%)	(7.5%)
Total revenue	$261,268	$(829)	$260,439	$253,521	3.1%	2.7%

1Revenue for the three and six months ended June 30, 2025 has been recalculated using 2024 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2024 to GAAP revenue for the three and six months ended June 30, 2025.
3This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2024 to non-GAAP revenue for the three and six months ended June 30, 2025 (as recalculated using the foreign currency exchange rates in effect during the three and six months ended June 30, 2024) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Service Line
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2025			Three Months Ended June 30, 2024	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$47,415	$(429)	$46,986	$49,080	(3.4%)	(4.3%)
CNC Machining	61,945	(619)	61,326	51,239	20.9	19.7
3D Printing	21,215	(226)	20,989	21,281	(0.3)	(1.4)
Sheet Metal	4,303	(17)	4,286	3,922	9.7	9.3
Other Revenue	185	(1)	184	109	69.7	68.8
Total revenue	$135,063	$(1,292)	$133,771	$125,631	7.5%	6.5%

	Six Months Ended June 30, 2025			Six Months Ended June 30, 2024	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$96,138	$(348)	$95,790	$101,743	(5.5%)	(5.9%)
CNC Machining	114,788	(314)	114,474	101,171	13.5	13.1
3D Printing	41,409	(162)	41,247	42,863	(3.4)	(3.8)
Sheet Metal	8,514	(7)	8,507	7,475	13.9	13.8
Other Revenue	419	2	421	269	55.8	56.5
Total revenue	$261,268	$(829)	$260,439	$253,521	3.1%	2.7%

1Revenue for the three and six months ended June 30, 2025 has been recalculated using 2024 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2024 to GAAP revenue for the three and six months ended June 30, 2025.
3This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2024 to non-GAAP revenue for the three and six months ended June 30, 2025 (as recalculated using the foreign currency exchange rates in effect during the three and six months ended June 30, 2024) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Customer Contact Information
(In thousands, except customer contacts and per customer contact amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$135,063	$125,631	$261,268	$253,521
Customer contacts	21,775	22,456	33,136	34,338
Revenue per customer contact[1]	$6,203	$5,595	$7,885	$7,383

1Revenue per customer contact is calculated using the revenue recognized during the respective period divided by the actual number of customer contacts served during the same period. Customer contacts are product developers, engineers, procurement and supply chain professionals and other individuals who place an order, and that order is shipped and invoiced during the period. The Company believes revenue per customer contact is useful to investors in evaluating the underlying business trends and ongoing operating performance of the Company.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Guidance
(Unaudited)

	Q3 2025 Outlook
	Low	High
GAAP diluted net income per share	$0.17	$0.25
Add back:
Stock-based compensation expense	0.15	0.15
Amortization expense	0.03	0.03
Unrealized (gain) loss on foreign currency	0.00	0.00
Total adjustments	0.18	0.18
Non-GAAP diluted net income per share	$0.35	$0.43